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                                                                   EXHIBIT 10.17

                                                                  Execution Copy

                                   Agreement

This agreement (the "Agreement") is made as of February 1, 1999 by and between Replay Networks, Inc., 1003 Elwell Court, Palo Alto, CA 94303 ("Replay") and Showtime Networks Inc., 1633 Broadway, New York, NY 10019 ("SNI").

The parties, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, agree as follows:

          1. The term of this Agreement shall commence as of February 1, 1999 and expire on [***] (the "Term") unless earlier terminated in accordance with this Agreement. The Term shall be extended automatically for [***] period thereafter unless either party notifies the other in writing at least [***] prior to [***] of its desire not to so extend the Term of this Agreement.

          2. Replay shall use the "Network Content" (as defined below) provided to Replay by SNI as contemplated in Section 3 below to create promotional areas (currently known as "Replay Channels" and "Replay Zones") for the "SNI Services" (as defined in Paragraph 3 below) that will be accessible to users of the "Replay Network Service" (as defined below) from Replay's primary "Replay Channel" and "Replay Zone" video-interface screens. For the purposes hereof, the term "Replay Network Service" shall mean the electronic program guide and other features (including customization of television lineups and easy, one-touch record capability) provided by Replay that enable owners of Replay's receiver/storage devices ("ReplayTV Units") to customize their television viewing. Replay shall offer at all times throughout the Term the ability for each user of the Replay Network Service the capability to create at least [***] for each SNI Service (each, an "SNI Replay Channel") and [***] for all of the SNI Services (the "SNI Replay Zone"); provided that SNI acknowledges and agrees that each Replay Zone will only accommodate up to approximately [***] Replay Channels and that, as such, if there are greater than [***] SNI Services, a user of the Replay Network Service may not be able to include all of the SNI Replay Channels for the SNI Services in [***] SNI Replay Zone. SNI Replay Channels may be deleted from an SNI Replay Zone by a Replay Network Service subscriber, however, the SNI Replay Zone may not be deleted. Replay and SNI shall mutually agree on the look and feel for a template to serve as the basis for each of the SNI Replay Channels and the SNI Replay Zone. SNI shall produce and maintain network content for the SNI Replay Zone and SNI Replay Channels throughout the Term of this Agreement. SNI and Replay shall establish and implement a process which will allow SNI to update, modify, delete or otherwise alter Network Content on each SNI Replay Channel and the SNI Replay Zone on no less than a weekly basis via a dial-up telephone modem line or other mutually agreed upon electronic interface methodology. In addition to, and without limiting the foregoing, SNI shall be responsible for the look and feel of each SNI Replay Channel and the SNI Replay Zone. SNI will upload changes to the look and feel of any or all of the SNI Replay Channels and the SNI Replay Zone as it deems necessary and Replay will subsequently integrate those new elements into the Replay Network Service and disseminate those elements to ReplayTV Units on a timely basis. In addition, Replay shall, prior to factory shipment, make reasonable efforts to load onto the hard

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disk of each ReplayTV Unit to be shipped during the Replay release 1.0 version of its software, approximately [***] of promotional programming (to be supplied by SNI in a mutually agreed upon format to Replay [***] days prior to loading) exclusively promoting the SNI Services. SNI will update the supplied promotional programming on a mutually agreed upon schedule. SNI shall pay Replay a [***] set-up fee of [***] to cover Replay's manufacturing costs to pre-load the promotional programming on the hard disks of the ReplayTV Units. Replay shall invoice SNI for this fee within [***] days after the first number of ReplayTV Units are pre-loaded and shipped. SNI shall pay the fee within [***] days after receipt of the invoice.

          3. SNI shall provide Replay with certain program information, text, pictures, graphics, sound, video and other data (collectively, the "Network Content") related to each of the television program services currently known as Showtime, The Movie Channel, Sundance Channel and Flix (together with such services' multiplex (including but not limited to Showtime Extreme) and time zone feeds, the "SNI Services"). SNI will be responsible for creating, selecting, producing and providing all Network Content (within Replay specifications to be supplied by Replay to SNI) and for clearing all rights and obtaining all requisite consents for the use of the Network Content in the manner contemplated by this Agreement. The selection, substitution and withdrawal of any element of the Network Content shall at all times remain within the sole discretion of SNI and may be changed or altered at any time by SNI without notice. Replay shall not make any alterations, amendments, additions or deletions to any of the Network Content (including without limitation credit obligations, copyright and trademark notices and the like) or to any SNI Replay Channel or SNI Replay Zone except at the request of SNI.

          4. Prior to the date that Replay first ships consumer units (such date referred to herein as "FCS"), Replay shall provide to SNI [***] beta test ReplayTV Units [***] and promptly following FCS, Replay shall provide to SNI [***] additional ReplayTV Units. Replay shall make an additional [***] ReplayTV Units available for purchase by SNI at [***] plus shipping and handling. All of the foregoing ReplayTV Units shall contain the highest memory/storage capability available at the time such ReplayTV Units are provided to SNI in the case of the [***] ReplayTV Units and purchased by SNI in the case of the [***] plus shipping and handling priced ReplayTV Units.

          5. All right, title and interest in and to any and all Network Content and any and all content or material provided to Replay by SNI for the purpose of creating the SNI Replay Channels and the SNI Replay Zone shall remain the property of SNI. Replay acknowledges and agrees that all trade names, trademarks and service marks of SNI and its program suppliers (the "Marks") shall remain the property of SNI or such program supplier, as applicable, and nothing in this Agreement shall confer on Replay any right of ownership in or to any such Marks and all uses of such Marks shall inure to the benefit of SNI or such program supplier, as applicable.

          6. Replay shall provide the SNI Service known as "Showtime" with [***] positioning on the Replay Network Service comparable to any and all other programming networks and services which appear on the Replay Network Service (including [***]).

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No changes shall be made to the [***] of such positioning on the Replay Network
Service without the prior written consent of SNI. In addition, Replay shall use its best reasonable efforts to afford each of the other SNI Services [***] placement on the Replay Network Service. Furthermore, in the event that Replay has surplus promotional inventory within the Replay Network Service, then Replay shall make that surplus inventory available to SNI on a basis [***] than any other similarly situated sponsor to allow SNI to provide additional video and graphic information relating to the television programming being offered by SNI.

          7. Replay shall collect [***] viewership and usage data on a [***] basis, subject to technical capability, during the Term from subscribers to the Replay Network Service and shall make that data available to SNI within [***] following the [***] as to which the data applies; provided that such data will only be made available to SNI as permitted by law and by Replay's agreement with its subscribers to the Replay Network Service. Replay will also provide SNI the ability to conduct reasonable qualitative and/or quantitative research among Replay Network Service users that also subscribe to SNI movie-based television services. For the purpose of conducting said research (and not for the purposes of sale to third parties), upon SNI's request, Replay will provide SNI's designated third party research vendor with access to Replay Network Service users via telephone contact information. No contact information shall be provided by such third party research vendor to SNI and all data obtained from Replay Network Service users by such third party research vendor is to be shared and used by SNI and Replay for their own internal research purposes with strict respect to privacy of such Replay Network Service users.

          8. Within [***] after execution of this Agreement by both parties, SNI shall pay to Replay [***] setup fee in the amount of [***] for the creation of software required to program the SNI Replay Zone. Replay shall bear any and all additional costs and expenses incurred by it in the performance of its obligations under this Agreement and SNI shall bear all costs and expenses incurred in the creation of the Network Content.

          9. SNI shall make reasonable efforts to provide Replay with the opportunity to sponsor select Showtime events during the Term of this Agreement. The terms of each sponsorship opportunity shall be negotiated in good faith at the time of the particular sponsorship opportunity. SNI shall provide a link from SNI's website to Replay's website and Replay shall provide a reciprocal link from Replay's website to destination URL specified by SNI. SNI shall have the right to display the Replay logo on SNI advertising and promotional materials. Such logo may be displayed as a small icon in a peripheral portion of the Showtime advertisement or promotion. Replay shall have the right to display the Showtime logo and name in a peripheral portion of Replay advertisements and promotional materials provided that Replay first obtains the prior written consent of SNI as to each such use.

          10. If Replay at any time has entered or hereafter enters into an agreement with any other person or entity (including without limitation any subsidiary, division or business unit of Viacom Inc.) for the inclusion of such person's or entity's programming as part of the Replay Network Service which agreement embodies provision(s) which is(are) [***] (a "[***]

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"), then Replay shall promptly make such [***] available to SNI for application by SNI to the SNI Services.

          11. In the event that any subsidiary, division or business unit of Viacom Inc. has entered into or hereafter enters into an agreement with Replay to participate in the Replay Network Service, Replay shall, at a minimum, make available to such subsidiary, division or business unit an agreement on the terms and conditions set forth herein for the duration of this Agreement.

          12. Each party hereto and its employees and representatives shall keep confidential the terms and conditions of this Agreement and any and all data, reports and information relating thereto or derived thereunder (including without limitation Replay keeping confidential (other than providing such information to SNI) any and all usage data or other similar information pertaining to the SNI Services) except (a) if required by a valid subpoena issued by a court of competent jurisdiction or other governmental agency or franchise authority (in which event the disclosing party shall (i) give the other party reasonable notice of such intended disclosure (in advance if practicable) and (ii) use its diligent efforts to request confidentiality of all information subject to disclosure), (b) if required by governmental laws or regulations (including SEC filings or franchise authorities), (c) as part of its normal reporting or review procedure to its parent company, its auditors, legal advisors, bankers or investment bankers; provided, however, that the disclosing party agrees to (i) require such parent company, its auditors, legal advisors, bankers or investment bankers to be bound by this Section 12 and (ii) be responsible for any breach of the provisions of this Section 12 by such parent company, its auditors, legal advisors, bankers or investment bankers; (d) in order to enforce its rights or perform its obligations pursuant to this Agreement; provided, however, that prior to such disclosure under this subclause
(d) such party shall request confidential treatment of such information; and (e) in any other instance, if mutually agreed by the parties, in advance of such disclosure, in writing.

          13. Neither party may issue a press release or other public announcement concerning this Agreement, or the activities contemplated hereby, without the prior written consent (not to be unreasonably withheld) of the other party to this Agreement as to the content and timing of such press release or other announcement.

          14. Commencing as of the date of this Agreement and continuing throughout the Term, Replay and SNI shall use reasonable efforts to create and employ on the Replay Network Service additional promotional offerings regarding the SNI Services. Replay and SNI shall mutually agree, in good faith on a project-by-project basis, the amount of financial, creative, production and technical resources each party shall commit to the development and implementation of each such additional project. Specifically, Replay and SNI shall jointly develop thematic virtual channels relating exclusively to the SNI Services to be made available as a feature of the Replay Network Service. Replay and SNI shall also use reasonable efforts to create and employ as part of the Replay Network Service enhanced promotional offerings relating exclusively to the SNI Services using added value elements such as [***] which will be [***] of the telecast of the [***] to which such

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promotional offering relates and [***] by any user that has also selected to
[***] the particular long-form program (subject to the limits of the ReplayTV Unit's [***] and network [***]). SNI shall be responsible for supplying [***] to Replay all such added value programming content and Replay shall be responsible for [***].

          15. Replay will indemnify, defend and hold harmless SNI and its affiliated companies (and each of their respective present and former employees, agents, directors, shareholders and parent and subsidiary companies) against and from any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs) arising out of or relating to (a) the use of any of Replay's equipment or software, to the extent that such use infringes, or is alleged to infringe, any copyright, mask work, patent or trademark, or misappropriates, or is alleged to misappropriate, any trade secret, or violates or is alleged to violate any other right of any third party, (b) any failure on the part of Replay or Replay's equipment or software to be in compliance with any law, rule, regulation or court or administrative decree to which it is subject, (c) any failure on the part of Replay to have acquired good title to each and every property right (whether relative to tangible or intangible property) or any license, usage or other right necessary to effectuate the acts or performances contemplated by, or failure to satisfy any obligations imposed on Replay pursuant to, this Agreement, (d) any personal injury, property damage or other injury sustained by others that is alleged or proven to have been caused by Replay's equipment or software (or any equipment, technologies, processes or component used in such equipment or software) or (e) any breach or alleged breach by Replay of any of its representations, warranties, covenants or undertakings in this Agreement.

          16. SNI will indemnify, defend and hold harmless Replay and its affiliated companies (and each of their respective present and former employees, agents, directors, shareholders and parent and subsidiary companies) against and from any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs) arising out of or relating to (a) any claim that the Network Content (i) infringes on, or constitutes a misappropriation of any third party's copyright, patent, trademark, trade secret or other proprietary or intellectual property right, or right of publicity or privacy; (ii) is defamatory or trade libelous; (iii) is lewd, pornographic or obscene; or (iv) violates any laws regarding unfair competition, anti-discrimination or false advertising (provided that Replay shall, to like extent, indemnify, defend and forever hold SNI and the corresponding SNI entities, harmless from and against any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs) arising out of any deletion from, alteration of, or addition to, the Network Content by Replay or creation of any material by Replay (such as the creation of promotional materials)), or (b) any breach or alleged breach by SNI of any of its representations, warranties, covenants or undertakings in this Agreement.

          17. All parties shall be required to negotiate in good faith any provision in this Agreement requiring mutual agreement of the parties or any provision that contemplates the parties having to determine matters necessary to effectuate the purposes of this Agreement after

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the execution hereof. The provisions of this Agreement are for the exclusive benefit of the parties who are signatories hereto and their permitted successors and assigns, and no third party shall be a beneficiary of, or have any rights by virtue of, this Agreement (whether or not such third party is referred to herein). Nothing contained herein shall be deemed to create a joint venture, partnership, principal/agent relationship or other fiduciary relationship between the parties hereto. This Agreement (including any Attachments attached hereto) sets forth the entire understanding and agreement of the parties hereto regarding the subject matter hereof, and supersedes all prior agreements, statements, negotiations and understandings (whether written or oral) among the parties hereto regarding such subject matter. This Agreement may not be altered, amended, or modified except by a subsequent writing signed by the parties hereto that specifically references this Agreement. Any ambiguities shall be resolved without reference to which party may have drafted this Agreement.

     18. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE WHOLLY PERFORMED THEREIN. REPLAY AND SNI EACH CONSENTS TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED AT THE ADDRESS FOR SUCH PARTY SET FORTH ABOVE.

     19. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

SHOWTIME ONLINE INC.                         REPLAY NETWORKS, INC.


By:   /s/ Jefferson Morris                   By:    /s/ Michael D. Kornet
   ----------------------------                 -------------------------
   Name:  Jefferson Morris                      Name:   Michael D. Kornet
   Title: SVP, New Media                        Title:  Vice President,
                                                        Business Development
                                                        Media & New Media

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